EXHIBIT 10.13

ST. JUDE MEDICAL, INC. 2006 STOCK PLAN AS AMENDED AND RESTATED (2014)

ST. JUDE MEDICAL, INC. 2006 STOCK PLAN
AS AMENDED AND RESTATED (2014)

SECTION 1. General Purpose of Plan; Definitions.
The name of this plan is the St. Jude Medical, Inc. 2006 Stock Plan (the “Plan”). The purpose of the Plan is to enable the Company and its Subsidiaries to retain and attract executives and other key employees, non-employee directors and consultants who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.
For purposes of the Plan, the following terms shall be defined as set forth below:
a.“2002 Plan” means the St. Jude Medical, Inc. 2002 Stock Plan, as amended.

b.“Award” shall mean any Stock Option or Stock Appreciation Right granted under the Plan.

c.“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

d.“Board” means the Board of Directors of the Company as it may be comprised from time to time.

e.“Cause” means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, willful misconduct, dishonesty or intentional violation of a statute, rule or regulation, any of which, in the judgment of the Company, is harmful to the business or reputation of the Company.

f.“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

g.“Committee” means a committee of Directors appointed by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Section 162(m) and Rule 16b-3, and each member of the Committee shall be a Non-Employee Director and an Outside Director, who shall serve at the pleasure of the Board. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

h.“Company” means St. Jude Medical, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).
i.“Consultant” means any person, including an advisor, engaged by the Company, the Parent Corporation or a Subsidiary of the Company to render services and who is compensated for such services and who is not an employee of the Company, the Parent Corporation or any Subsidiary of the Company. A Non-Employee Director may serve as a Consultant.

j.“Continuous Status as an Employee or Consultant” shall mean the absence of any interruption or termination of service as an employee or Consultant. Continuous Status as an employee or Consultant shall not be considered interrupted in the case that an employee becomes a Consultant or a Consultant becomes an employee, in either case without other interruption or termination of service, or in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave of absence is for a period of 90 days or less, unless reemployment after such leave of absence is guaranteed by contract or statute.

k.“Director” shall mean a member of the Board.

l.“Disability” means permanent and total disability as determined by the Committee.

m.“Early Retirement” means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

n.“Fair Market Value” of Stock on any given date shall be determined by the Committee as follows: (i) if the Stock is listed for trading on the New York Stock Exchange or one of more other national securities exchanges, the last reported sales price on the New York Stock Exchange or such principal exchange on the date in question, or if such Stock shall not have been traded on the New York Stock Exchange or such principal exchange on such date, the last reported sales price on the New York Stock Exchange or such principal exchange on the first day prior thereto on which such Stock was so traded; or (ii) if (i) is not applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties and in accordance with Section 409A of the Code.

o.“Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

p.“Non-Employee Director” means a “Non-Employee Director” within the meaning of Rule 16b-3.

q.“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a “Non-Qualified Stock Option” or an Incentive Stock Option that ceases to so qualify.

r.“Normal Retirement” means retirement from active employment with the Company and any Subsidiary or Parent Corporation of the Company on or after age 65.

s.“Outside Director” means a Director who: (a) is not a current employee of the Company or any member of an affiliated group which includes the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a Director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for goods or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

t.“Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

u.“Retirement” means Normal Retirement or Early Retirement.

v.“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule or regulation.

w.“Stock Appreciation Right” shall mean any right granted under Section 6 of the Plan.

x.“Stock” means the common stock, $.10 par value, of the Company.

y.“Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5 below.

z.“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. Administration.
a.    Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) select the officers and other key employees of the Company and any Subsidiary and other eligible persons to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each participant under the Plan; (iii) determine the number of shares of Stock to be covered by each Award;

(iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 3(b) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any participant, whether through amendment, cancellation and replacement grant (whether of the same type of Award or of a different type of Award), cash buyout, repurchase or any other means except in accordance with Section 9(a)(iv) of the Plan, and provided further that the Committee shall not modify the post-termination exercisability periods set forth in Section 8 of the Plan except in accordance with Section 9(a)(vi) of the Plan; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award, provided, however, that the acceleration of such Award shall not result in an exercise or vesting date that is less than the minimum required for such Award under the terms of the Plan; (vii) determine whether, to what extent and under what circumstances Awards may be exercised by delivery of cash, Stock, other securities, other Awards or other property (provided that no Award may be exercised by the delivery of a promissory note or other evidence of indebtedness of a participant), or canceled, forfeited or suspended; (viii) designate special terms and conditions under which Awards may be granted to eligible participants who work or reside outside of the United States on behalf of the Company or any Subsidiary or Parent Corporation, which terms and conditions may vary by jurisdiction but may not change the maximum number of shares of Stock for which Awards may be granted pursuant to Section 3 or the eligibility rules in Section 4; (ix) determine whether, to what extent and under what circumstances cash, Stock, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (x) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (xi) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Subsidiary or Parent Corporation. The Company expects to have the Plan administered in accordance with requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.
b.     Delegation. The Committee may delegate to the president and/or chief executive officer of the Company its powers and duties specified in Section 2(a), subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or Directors of the Company or any Parent Corporation or Subsidiary who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.
c.    Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.
SECTION 3. Stock Subject to Plan.
a.    Shares of Stock Available. Subject to adjustment as provided in Section 3(b) of the Plan, the total number of shares of Stock reserved and available for distribution under the Plan shall be 5,000,000. Such shares may consist, in whole or in part, of authorized and unissued shares. If any shares of Stock that have been awarded are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any shares of Stock, then such shares shall again be available for distribution in connection with future Awards under the Plan. In addition, regardless of whether Stock Appreciation Rights are settled in shares of Stock or cash upon exercise, the aggregate number of shares of Stock subject to the Award, rather than the number of shares of Stock actually issued or a number of shares of Stock calculated based on the amount of cash paid upon exercise, shall be counted against the number of shares of Stock authorized under the Plan.
b.    Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, other change in corporate structure affecting the Stock, spin-off, split-up, or other distribution of assets to shareholders, or other similar corporate transaction or event affects the shares of Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares of capital stock of the Company (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of shares of capital stock of the Company (or other securities or other property) subject to outstanding Awards, (iii) the purchase or exercise price with respect to any Award and (iv) the limitations contained in Section 3(c) of the Plan.
c.    Section 162(m) Limitation for Stock Options and Stock Appreciation Rights. No participant may be granted Stock Options or Stock Appreciation Rights that together cover more than 500,000 shares of Stock (subject to adjustment as provided Section 3(b) of the Plan) in the aggregate in any calendar year.
d.    Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.
SECTION 4. Eligibility.
Officers and other key employees of the Company or any Subsidiary, members of the Board, and Consultants who are responsible for or contribute to the management, growth and profitability of the business of the Company or any Parent Corporation or Subsidiary are eligible to be granted Awards under the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.
SECTION 5. Stock Options.
The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.
Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Stock Option as an Incentive Stock Option, provided that the optionee consents in writing to the modification or amendment.
Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.
a.    Option Exercise Price. The price per share of Stock purchasable under a Stock Option shall be no less than 100% of Fair Market Value on the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option exercise price shall be no less than 110% of Fair Market Value of the Stock on the date the option is granted.
b.    Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than eight years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant. Except as provided in Section 7(e) hereof, no Stock Option shall be exercisable in full over a period of less than three years from the date of grant (or, in the case of exercise based upon the attainment of performance goals or other performance-based objectives, over a period of less than one year measured from the commencement of the period over which performance is evaluated). Notwithstanding the foregoing, the Committee may permit acceleration of the exercise of Stock Options in the event of the participant’s death, disability or retirement or a change in control of the Company

SECTION 6. Stock Appreciation Rights.
A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof, for each share of Stock covered by such exercise, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one share of Stock on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee, provided, however, that no Stock Appreciation Right shall be exercisable more than eight years after the date the Stock Appreciation Right is granted; and provided further, that except as provided in Section 7(e) hereof, no Stock Appreciation Right shall be exercisable in full over a period of less than three years from the date of grant (or, in the case of exercise based upon the attainment of performance goals or other performance-based objectives, over a period of less than one year measured from the commencement of the period over which performance is evaluated). Notwithstanding the foregoing, the Committee may permit acceleration of the exercise of Stock Appreciation Rights in the event of the Participant’s death, disability or retirement or a change in control of the Company.. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.
SECTION 7. General Terms of Awards.
a.    Consideration for Awards. Awards under the Plan may be granted for no cash consideration or for such other consideration as may be determined by the Committee or required by applicable law.
b.    Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Parent Corporation or Subsidiary. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Parent Corporation or Subsidiary may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
c.    Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or any Parent Corporation or Subsidiary upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, shares of Stock, other securities, other Awards or other property, or any combination thereof, but not including Stock Options), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments provided that the timing of any deferred payments shall be determined at the time of grant, except to the extent otherwise permitted under Section 409A of the Code.
d.    Limits on Transfers of Awards. Except as otherwise provided by the Committee or the terms of this Plan, no Award and no right under any such Award shall be transferable by a participant other than by will or by the laws of descent and distribution. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a participant to transfer a Non-Qualified Stock Option to any “family member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such participant holds such Non-Qualified Stock Option, provided that such transfers may not be for value (i.e., the transferor may not receive any consideration therefor) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution. Each Award under the Plan or right under any such Award shall be exercisable during the participant’s lifetime only by the participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Parent Corporation or Subsidiary.
e.    Certain Limitations on Awards. Notwithstanding anything to the contrary in Section 5 or Section 6, a maximum of five percent (5%) of the aggregate number of shares available for issuance under this Plan may be issued as Stock Options or Stock Appreciation Rights that do not comply with the applicable three-year or one-year minimum vesting requirements set forth in this Plan. For purposes of counting shares against the five percent (5%) limitation, the share counting rules under Section 3(a) of this Plan apply.
SECTION 8. Effect of Termination on Awards.
a.    Termination by Death. If a participant’s employment by or service as a Consultant or a Director to the Company or any Parent Corporation or Subsidiary terminates by reason of death, any Award held by such participant at the time of death may thereafter be exercised, to the extent then exercisable, by the legal representative of the estate or by the legatee of the participant under the will of the participant, but may not be exercised after 12 months from the date of such death or the expiration of the stated term of the Award, whichever period is shorter. In the event of termination of employment or service as a Consultant or a Director by reason of death, if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.
b.    Termination by Reason of Disability. If a participant’s employment by or service as a Consultant or a Director to the Company or any Subsidiary or Parent Corporation terminates by reason of Disability, any Award held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability, but may not be exercised after 12 months from the date of such termination of employment or service as a Consultant or a Director or the expiration of the stated term of the Award, whichever period is shorter. In the event of termination of employment or service as a Consultant or a Director by reason of Disability, if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.
c.    Termination by Reason of Retirement. If a participant’s employment by the Company or any Subsidiary or Parent Corporation terminates by reason of Retirement, any Award held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination due to Retirement, but may not be exercised after 36 months from the date of such termination of employment or the expiration of the stated term of the Award, whichever period is shorter. In the event of termination of employment by reason of Retirement, if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.
d.    Termination for Cause. If a participant’s employment by or service as a Consultant or a Director to the Company or any Subsidiary or Parent Corporation is terminated for Cause, all unexercised Awards granted to such participant shall terminate immediately upon such termination.
e.    Other Termination. If a participant’s Continuous Status as an employee or Consultant terminates (other than upon the participant’s death, Disability or Retirement or for Cause), any Award held by such participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination or the expiration of the stated term of the Award, whichever period is shorter. Notwithstanding the foregoing, if a Non-Employee Director’s service to the Company terminates (other than upon such Non-Employee Director’s death or Disability or for Cause), whether or not such service to the Company was provided as a Consultant or a Director, any Award held by such Non-Employee Director may thereafter be exercised to the extent it was exercisable at the time of such termination and in accordance with its terms. In the event of termination of a participant’s employment or service as a Consultant or a Director by reason other than death, Disability, Retirement or for Cause and if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.
f.    Transfer, Leave of Absence, etc. For purposes of this Plan, the following events shall not be deemed a termination of employment:
(i)    a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;
(ii)    a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Committee if the period of such leave does not exceed 90 days (or such longer period as the Committee may approve, in its sole discretion); and

(iii)    a leave of absence in excess of 90 days, approved by the Committee, but only if the employee’s right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.
SECTION 9. Amendments and Termination; Corrections.
a.    Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the shareholders of the Company shall be required for any amendment to the Plan that would:
(i)    require shareholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company;
(ii)    increase the number of shares authorized under the Plan as specified in Section 3(a) of the Plan, except pursuant to Section 3(b) of the Plan;
(iii)    increase the number of shares subject to the limitation contained in Section 3(c) of the Plan, except pursuant to Section 3(b) of the Plan;
(iv)    permit cash buyouts or repricing of Stock Options or Stock Appreciation Rights, which is prohibited by Section 2(a)(v) of the Plan, except pursuant to Section 3(b) of the Plan;
(v)    permit the award of Stock Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a share of Stock on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 5(a) and Section 6 of the Plan;
(vi)    modify the post-termination exercisability periods set forth in Section 8 of the Plan;
(vii)    cause the Plan to no longer comply with Section 422 of the Code or cause Section 162(m) of the Code to become unavailable with respect to the Plan; or
(viii)    reduce the minimum vesting requirements for Stock Options or Stock Appreciation Rights contrary to the provisions of Section 5(b) and Section 6, respectively.
b.    Amendment to Award Agreements. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the participant or holder or beneficiary thereof.
c.    Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
SECTION 10. Unfunded Status Of Plan.
The Plan is intended to constitute an “unfunded” plan. With respect to any payments not yet made to a participant by the Company, nothing contained herein shall give any such participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to Awards hereunder,provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
SECTION 11. General Provisions.
a.    The Committee may require each person purchasing shares of Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.
All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
b.    Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Parent Corporation or Subsidiary any right to be retained as an employee or Consultant of the Company or a Subsidiary or Parent Corporation, as the case may be, or a Non-Employee Director to be retained as a Director, nor shall it interfere in any way with the right of the Company, Parent Corporation or a Subsidiary to dismiss a participant in the Plan from employment or service at any time, with or without cause.
c.    Each participant shall, no later than the date as of which any part of the value of an Award first becomes includible as compensation in the gross income of the participant for any federal tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company, Parent Corporation and a Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any Award under the Plan, if the terms of such Award so permit, a participant may elect by written notice to the Company to satisfy part or all of the minimum tax withholding requirements associated with the exercise of the Award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 11(c). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.
d.    The internal law, and not the law of conflicts, of the State of Minnesota, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
SECTION 12. Effective Date of Plan; Effect on 2002 Plan.
The Plan shall be effective on February 24, 2006 (the date of approval by the Board), subject to the approval by shareholders of the Company. If the Plan is not so approved by the shareholders on or before one year after this Plan’s adoption by the Board, this Plan shall not come into effect. The offering of the shares of Stock hereunder also shall be subject to the effecting by the Company of any registration or qualification of the shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to or in connection with the offering or the issue or purchase of the shares covered thereby.
On and after the date of shareholder approval of the Plan, Section 5(k) of the 2002 Plan relating to grants of Non-Qualified Stock Options to Non-Employee Directors shall be of no further force or effect, and no further Non-Qualified Stock Options shall be granted to Non-Employee Directors pursuant to Section 5(k) of the 2002 Plan. All outstanding grants of Non-Qualified Stock Options to Non-Employee Directors under Section 5(k) of the 2002 Plan shall remain outstanding in accordance with the terms thereof. Except as otherwise set forth in this Section 12, the approval of the Plan by the shareholders shall have no other effect on the 2002 Plan, and the 2002 Plan shall continue in full force and effect pursuant to the terms thereof.
SECTION 13. Term of Plan.
The Plan shall terminate at midnight on February 23, 2016, unless terminated before then by the Board. Awards may be granted under the Plan until the Plan terminates or until all shares of Stock available for Awards under the Plan have been purchased or acquired. The Plan shall remain in effect beyond the date of its termination as long as any Awards are outstanding.